Income Taxes (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Differences:
Tax expense at statutory rate	$ 4,184	$ 4,262	$ 3,975
State income tax, net of federal income tax effect	395	395	339
Tax exempt interest income	(182)	(445)	(497)
Increase in cash surrender value of life insurance	(91)	(71)	(83)
Tax credits	(246)	(230)	(234)
Nondeductible interest and other expense	30	24	30
Other	287	237	266
Total income tax	$ 4,377	$ 4,172	$ 3,796